UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 2, 2015

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6820 South Harl Avenue, Tempe, Arizona		85283
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-333-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On July 2, 2015, Calence, LLC, Insight Direct USA, Inc. and Insight Public Sector, Inc. (collectively, the "Resellers"), Castle Pines Capital LLC, as a lender and as an administrative agent, Wells Fargo Capital Finance, LLC, as a lender, as collateral agent and as an administrative agent, and the other lenders party to the Floorplan Credit Agreement (as defined below) entered into Amendment No. 2 to Amended and Restated Credit Agreement ("Amendment No. 2"). Amendment No. 2 amends the Amended and Restated Credit Agreement, dated as of April 26, 2012 (as amended, the "Floorplan Credit Agreement"), among the Resellers, the administrative agents, the collateral agent and the lenders thereunder to increase the aggregate availability under the Floorplan Credit Agreement to $250 million from $200 million. The Floorplan Credit Agreement matures April 26, 2017.

The foregoing description of Amendment No. 2 is only a summary and is qualified in its entirety by reference to Amendment No. 2, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number and Description

10.1 Amendment No. 2 to Amended and Restated Credit Agreement, dated as of July 2, 2015, by and among Calence, LLC, Insight Direct USA, Inc. and Insight Public Sector, Inc., as Resellers, Castle Pines Capital LLC, as a lender and as an administrative agent, Wells Fargo Capital Finance, LLC, as a lender, as collateral agent and as an administrative agent, and the other lenders party thereto.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

July 8, 2015	By:	Glynis A. Bryan

Name: Glynis A. Bryan
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 2 to Amended and Restated Credit Agreement, dated as of July 2, 2015, by and among Calence, LLC, Insight Direct USA, Inc. and Insight Public Sector, Inc., as Resellers, Castle Pines Capital LLC, as a lender and as an administrative agent, Wells Fargo Capital Finance, LLC, as a lender, as collateral agent and as an administrative agent, and the other lenders party thereto.